Exhibit 10.3

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (the “Agreement”) is entered into as of the 22nd day of December, 2004, between SFBC International, Inc. (the “Company”) and Jeffrey P. McMullen (the “Employee”).

WHEREAS, by action taken by the board of directors (the “Board”) of the Company, it has adopted the 2004 Acquisition Stock Plan (the “Plan”); and

WHEREAS, by action taken by the Board it has been determined that in order to enhance the ability of the Company to attract and retain qualified employees, it has granted the Employee the right to purchase common stock of the Company pursuant to non-qualified options.

NOW THEREFORE, in consideration of the mutual covenants and promises hereafter set forth and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.

Grant of Non-Qualified Options.  The Company irrevocably grants to the Employee, as a matter of separate agreement and not in lieu of salary or other compensation for services, the right and option (the “Options”) to purchase all or any part of an aggregate of 135,000 shares of authorized but unissued or treasury common stock of the Company on the terms and conditions herein set forth.  The Options are not intended to be incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”).

2.

Price.  The exercise price per share of common stock subject to the Options shall be $44.43 which was 110% of the closing price of the Company’s common stock on The Nasdaq Stock Market on December 21, 2004, that date being the last trading day prior to the effective date on which the grant of the Options were granted to the Employee.

3.

Vesting-When Exercisable/ Term.

(a)

The Options shall vest and become exercisable over three years in six equal increments on June 30 and December 31 of each year, commencing on June 30, 2005, as long as the Employee remains employed on each applicable vesting date.  In lieu of fractional vesting, the number of Options shall be rounded up each time until fractional Options are eliminated.

(b)

However, notwithstanding any other provision of this Agreement, all Options, whether vested or unvested shall be immediately forfeited in the event of:

(1)

Termination of employment for any cause under any written Employment Agreement, or if there is none, for wrongdoing relating to the Company or any of its subsidiaries including fraud, theft, dishonesty or violation of Company policy;

(2)

Purchasing or selling securities of the Company without written authorization in accordance with the Company’s inside information guidelines then in effect;

(3)

Breaching any duty of confidentiality including that required by the Company’s inside information guidelines then in effect;

(4)

Breaching the non-competition agreement contained in Section 4 below;

(5)

Being unavailable for consultation after leaving the Company’s employ if such availability is a condition of any agreement between the Company and the Employee;

(6)

Recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause as prohibited by Section 4(b) below;

(7)

Failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the Employee; or

(8)

A finding by the Company’s Board that the Employee has acted against the interests of the Company.

(c)

The Term of the Options is five years from the date of this Agreement, unless sooner terminated pursuant to this Agreement.

4.

Non-Competition Agreement.  In consideration of the grant of Options herein, the Employee agrees to be bound by the terms of the non-competition agreement contained in any written employment agreement of Employee in effect at such time, or if there is no such written employment agreement in effect at such time:

(a)

Until the termination of his employment and for one (1) year commencing on the date of such termination of employment (the “Effective Date of Termination”), the Employee, directly or indirectly or, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity (any of the foregoing, an “Affiliated Entity”) shall not act as an executive officer or provide Services to any entity which competes with PharmaNet, Inc. or its subsidiaries (collectively, “PharmaNet”), within any metropolitan area in the United States or elsewhere in which PharmaNet or the Company or any of its other subsidiaries (collectively, the “Affiliates”), if applicable, is then engaged in the offer and sale of competitive Services (as defined below); provided, however, the foregoing provisions shall not prevent the Employee from accepting employment with an enterprise engaged in two or more lines of business, one of which is the same or similar to PharmaNet’s business (the “Prohibited Business”) if the Employee’s employment is totally unrelated to the Prohibited Business; provided, further, the foregoing shall not prohibit Employee from owning up to five percent (5%) of the securities of any publicly-traded enterprise that engages in the Prohibited Business provided the Employee is not an employee, director, officer, consultant to such enterprise or otherwise reimbursed for services rendered to such enterprise.  In addition, during the period commencing on the Effective Date of Termination and continuing for twelve (12) months thereafter, the Employee may not, directly or indirectly, including through any affiliated entity, seek Prohibited Business from any Client (as defined below) on behalf of any enterprise or business other than PharmaNet, refer Prohibited Business generated from any Client to any enterprise or business other than PharmaNet, cause any Client to cancel or reduce any existing contract for services it may have with PharmaNet or receive commissions based on sales or otherwise relating to the Prohibited Business from any Client, enterprise or business other than PharmaNet. For purposes of this Section 4, the term “Client” means any person, firm, corporation, limited liability company, partnership, association or other entity (i) to which PharmaNet sold or provided Services in excess of $100,000 during the 24-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is a Client, or (ii) who or which has been approached by an employee of PharmaNet for the purpose of soliciting business for PharmaNet and which business was reasonably expected to generate revenue in excess of $100,000.

(b)

Solicitation of Employees and Certain Others.  During the period commencing on the date of termination of employment and continuing for 12 months thereafter, the Employee, shall not, directly or indirectly, including through any Affiliated Entity, solicit, hire, retain, entice, interfere with, or contact any employee or independent contractor of PharmaNet, or any of its subsidiaries, for the purpose of hiring them, having another person or entity hire them, the offering of any employment, the procuring of employment, or causing the Employee to alter, modify, or terminate, their employment, or other relationship, as the case may be, with PharmaNet or any of its subsidiaries, nor provide any assistance, directly or indirectly, regarding any employment offer, agreement, or relationship, or assistance in the procuring of employment.

(c)

References to PharmaNet in this Section 4 shall include the Company  and all Affiliates.

5.

Termination of Relationship.

(a)

If for any reason, except death or disability as provided below, the Employee ceases to act as an employee of the Company, all rights granted hereunder shall terminate effective three months from the date the Employee ceases to act as an employee, except as otherwise provided for herein.

(b)

If the Employee shall die while an employee of the Company, his estate or any Transferee, as defined herein, shall have the right within three months from the date of the Employee’s death to exercise the Employee’s vested Options subject to Section 3(c).  For the purpose of this Agreement, “Transferee” shall mean a person to whom such shares are transferred by will or by the laws of descent and distribution.

(c)

No transfer of the Options by the Employee by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order under Section 414(p)(1)(A) of the Code (“QDRO”) shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the letters testamentary, the court order or such other evidence as the Board may deem necessary to establish the authority of the state and the acceptance by the Transferee or Transferees of the terms and conditions of the Options.

(d)

If the Employee becomes disabled while employed by the Company within the meaning of Section 22(e)(3) of the Code, the three month period referred to in Section 5(a) of this Agreement shall be extended to one year.

6.

Profits on the Sale of Certain Shares; Redemption.  If any of the events specified in Section 3(b) of this Agreement occur within one year from the Effective Date of Termination (or such longer period required by any written employment agreement), all profits earned from the sale of the Company’s securities, including the sale of shares of common stock underlying Options, during the two-year period commencing one year prior to the Effective Date of Termination shall be forfeited and forthwith paid by the Employee to the Company.  Further, in such event, the Company may at its option redeem shares of common stock acquired upon exercise of Options.  The Company’s rights under this Section 6 do not lapse one year from the Effective Date of Termination but are a contract right subject to any appropriate statutory limitation period.

7.

Method of Exercise.  The Options shall be exercisable by a written notice which shall:

(a)

state the election to exercise the Options, the number of shares to be exercised, the person in whose name the stock certificate or certificates for such shares of common stock is to be registered, his address and social security number (or if more than one, the names, addresses and social security numbers of such persons);

(b)

contain such representations and agreements as to the holder’s investment intent with respect to such shares of common stock as set forth in Section 12 hereof;

(c)

be signed by the person or persons entitled to exercise the Options and, if the Options are being exercised by any person or persons other than the optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Options.

(d)

be accompanied by full payment of the purchase or exercise price therefor in United States dollars by check.

The certificate or certificates for shares of common stock as to which the Options shall be exercised shall be registered in the name of the person or persons exercising the Options.

8.

Sale of Shares Acquired Upon Exercise of Options.  Any shares of the Company’s common stock acquired pursuant to Options granted hereunder can be publicly sold by the Employee in compliance with the Securities Act of 1933, subject to effectiveness of a Form S-8 which registration statement the Company is in the process of filing.

9.

Anti-Dilution Provisions.  The Options granted hereunder shall have the anti-dilution rights set forth in the Plan.

10.

Necessity to Become Holder of Record.  Neither Employee nor his/her estate or a transferee pursuant to a QDRO, as provided in Section 5(c), shall have any rights as a stockholder with respect to any shares covered by the Options until such person shall have become the holder of record of such shares.  No adjustment shall be made for cash dividends or cash distributions, ordinary or extraordinary, in respect of such shares for which the record date is prior to the date on which he/she shall become the holder of record thereof.

11.

Reservation of Right to Terminate Relationship.  Nothing contained in this Agreement shall restrict the right of the Company to terminate the relationship of the Employee at any time, with or without cause.  The termination of the relationship of the Employee by the Company, regardless of the reason therefor, shall have the results provided for in Sections 5 and 6 of this Agreement.

12.

Conditions to Exercise of Options.  In order to enable the Company to comply with the Securities Act of 1933 (the “Securities Act”) and relevant state law, the Company may require the Employee, his estate, or any Transferee, as a condition of the exercising of the Options granted hereunder, to give written assurance satisfactory to the Company that the shares subject to the Options are being acquired for his own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares either shall be made pursuant to a registration statement under the Securities Act and applicable state law which has become effective and is current with regard to the shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and applicable state law.

The Options are subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares of common stock subject to the Options upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with the issue or purchase of shares under the Options, the Options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected.

13.

Duties of Company.  The Company shall at all times during the term of Options:

(a)

Reserve and keep available for issue such number of shares of its authorized and unissued common stock as will be sufficient to satisfy the requirements of this Agreement;

(b)

Pay all original issue taxes with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith;

(c)

Use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

14.

Parties Bound by Plan.  The Plan and each determination, interpretation or other action made or taken pursuant to the provisions of the Plan shall be final and shall be binding and conclusive for all purposes on the Company and the Employee and his/her respective successors in interest.

15.

Severability.  In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

16.

Arbitration.  Any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in New York County, New York (unless the parties agree in writing to a different location), before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

17.

Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

18.

Notices and Addresses.  All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, or by facsimile delivery as follows:

The Employee:

Contact Information set forth under

Employee’s Signature Hereto

The Company:

SFBC International, Inc.

11190 Biscayne Boulevard

Miami, Florida  33181

Facsimile (305) 895-8616

with a copy to:

Michael D. Harris, Esq.

Michael Harris, P.A.

1555 Palm Beach Lakes Blvd., Suite 310

West Palm Beach, FL  33401

Facsimile:  (561) 478-1817

or to such other address as either of them, by notice to the other may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

19.

Attorney’s Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney’s fee, costs and expenses.

20.

Governing Law.  This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations.

21.

Oral Evidence.  This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

22.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

23.

Additional Documents.  The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

24.

Section or Paragraph Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

IN WITNESS WHEREOF the parties hereto have set their hand and seals the day and year first above written.

WITNESSES:

SFBC INTERNATIONAL, INC.

_______________________________

By:_________________________________

Arnold Hantman,

Chief Executive Officer

EMPLOYEE

______________________________

________________________________

Jeffrey P. McMullen

c/o PharmaNet, Inc.

504 Carnegie Center

Princeton, NJ  08540-6242

Facsimile (609) 951-682

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (the “Agreement”) is entered into as of the 22nd day of December, 2004, between SFBC International, Inc. (the “Company”) and Jeffrey P. McMullen (the “Employee”).

WHEREAS, by action taken by the board of directors (the “Board”) of the Company, it has adopted the 2004 Acquisition Stock Plan (the “Plan”); and

WHEREAS, by action taken by the Board it has been determined that in order to enhance the ability of the Company to attract and retain qualified employees, it has granted the Employee the right to purchase common stock of the Company pursuant to non-qualified options.

NOW THEREFORE, in consideration of the mutual covenants and promises hereafter set forth and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.

Grant of Non-Qualified Options.  The Company irrevocably grants to the Employee, as a matter of separate agreement and not in lieu of salary or other compensation for services, the right and option (the “Options”) to purchase all or any part of an aggregate of 103,800 shares of authorized but unissued or treasury common stock of the Company on the terms and conditions herein set forth.  The Options are not intended to be incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”).

2.

Price.  The exercise price per share of common stock subject to the Options shall be $40.39 which was 100% of the closing price of the Company’s common stock on The Nasdaq Stock Market on December 21, 2004, that date being the last trading day prior to the effective date on which the grant of the Options were granted to the Employee.

3.

Vesting-When Exercisable/ Term.

(a)

The Options shall vest and become exercisable over three years in six equal increments on June 30 and December 31 of each year, commencing on June 30, 2005, as long as the Employee remains employed on each applicable vesting date.  In lieu of fractional vesting, the number of Options shall be rounded up each time until fractional Options are eliminated.

(b)

However, notwithstanding any other provision of this Agreement, all Options, whether vested or unvested shall be immediately forfeited in the event of:

(1)

Termination of employment for any cause under any written Employment Agreement, or if there is none, for wrongdoing relating to the Company or any of its subsidiaries including fraud, theft, dishonesty or violation of Company policy;

(2)

Purchasing or selling securities of the Company without written authorization in accordance with the Company’s inside information guidelines then in effect;

(3)

Breaching any duty of confidentiality including that required by the Company’s inside information guidelines then in effect;

(4)

Breaching the non-competition agreement contained in Section 4 below;

(5)

Being unavailable for consultation after leaving the Company’s employ if such availability is a condition of any agreement between the Company and the Employee;

(6)

Recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause as prohibited by Section 4(b) below;

(7)

Failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the Employee; or

(8)

A finding by the Company’s Board that the Employee has acted against the interests of the Company.

(c)

The Term of the Options is five years from the date of this Agreement, unless sooner terminated pursuant to this Agreement.

4.

Non-Competition Agreement.  In consideration of the grant of Options herein, the Employee agrees to be bound by the terms of the non-competition agreement contained in any written employment agreement of Employee in effect at such time, or if there is no such written employment agreement in effect at such time:

(a)

Until the termination of his employment and for one (1) year commencing on the date of such termination of employment (the “Effective Date of Termination”), the Employee, directly or indirectly or, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity (any of the foregoing, an “Affiliated Entity”) shall not act as an executive officer or provide Services to any entity which competes with PharmaNet, Inc. or its subsidiaries (collectively, “PharmaNet”), within any metropolitan area in the United States or elsewhere in which PharmaNet or the Company or any of its other subsidiaries (collectively, the “Affiliates”), if applicable, is then engaged in the offer and sale of competitive Services (as defined below); provided, however, the foregoing provisions shall not prevent the Employee from accepting employment with an enterprise engaged in two or more lines of business, one of which is the same or similar to PharmaNet’s business (the “Prohibited Business”) if the Employee’s employment is totally unrelated to the Prohibited Business; provided, further, the foregoing shall not prohibit Employee from owning up to five percent (5%) of the securities of any publicly-traded enterprise that engages in the Prohibited Business provided the Employee is not an employee, director, officer, consultant to such enterprise or otherwise reimbursed for services rendered to such enterprise.  In addition, during the period commencing on the Effective Date of Termination and continuing for twelve (12) months thereafter, the Employee may not, directly or indirectly, including through any affiliated entity, seek Prohibited Business from any Client (as defined below) on behalf of any enterprise or business other than PharmaNet, refer Prohibited Business generated from any Client to any enterprise or business other than PharmaNet, cause any Client to cancel or reduce any existing contract for services it may have with PharmaNet or receive commissions based on sales or otherwise relating to the Prohibited Business from any Client, enterprise or business other than PharmaNet. For purposes of this Section 4, the term “Client” means any person, firm, corporation, limited liability company, partnership, association or other entity (i) to which PharmaNet sold or provided Services in excess of $100,000 during the 24-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is a Client, or (ii) who or which has been approached by an employee of PharmaNet for the purpose of soliciting business for PharmaNet and which business was reasonably expected to generate revenue in excess of $100,000.

(b)

Solicitation of Employees and Certain Others.  During the period commencing on the date of termination of employment and continuing for 12 months thereafter, the Employee, shall not, directly or indirectly, including through any Affiliated Entity, solicit, hire, retain, entice, interfere with, or contact any employee or independent contractor of PharmaNet, or any of its subsidiaries, for the purpose of hiring them, having another person or entity hire them, the offering of any employment, the procuring of employment, or causing the Employee to alter, modify, or terminate, their employment, or other relationship, as the case may be, with PharmaNet or any of its subsidiaries, nor provide any assistance, directly or indirectly, regarding any employment offer, agreement, or relationship, or assistance in the procuring of employment.

(c)

References to PharmaNet in this Section 4 shall include the Company  and all Affiliates.

5.

Termination of Relationship.

(a)

If for any reason, except death or disability as provided below, the Employee ceases to act as an employee of the Company, all rights granted hereunder shall terminate effective three months from the date the Employee ceases to act as an employee, except as otherwise provided for herein.

(b)

If the Employee shall die while an employee of the Company, his estate or any Transferee, as defined herein, shall have the right within three months from the date of the Employee’s death to exercise the Employee’s vested Options subject to Section 3(c).  For the purpose of this Agreement, “Transferee” shall mean a person to whom such shares are transferred by will or by the laws of descent and distribution.

(c)

No transfer of the Options by the Employee by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order under Section 414(p)(1)(A) of the Code (“QDRO”) shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the letters testamentary, the court order or such other evidence as the Board may deem necessary to establish the authority of the state and the acceptance by the Transferee or Transferees of the terms and conditions of the Options.

(d)

If the Employee becomes disabled while employed by the Company within the meaning of Section 22(e)(3) of the Code, the three month period referred to in Section 5(a) of this Agreement shall be extended to one year.

6.

Profits on the Sale of Certain Shares; Redemption.  If any of the events specified in Section 3(b) of this Agreement occur within one year from the Effective Date of Termination (or such longer period required by any written employment agreement), all profits earned from the sale of the Company’s securities, including the sale of shares of common stock underlying Options, during the two-year period commencing one year prior to the Effective Date of Termination shall be forfeited and forthwith paid by the Employee to the Company.  Further, in such event, the Company may at its option redeem shares of common stock acquired upon exercise of Options.  The Company’s rights under this Section 6 do not lapse one year from the Effective Date of Termination but are a contract right subject to any appropriate statutory limitation period.

7.

Method of Exercise.  The Options shall be exercisable by a written notice which shall:

(a)

state the election to exercise the Options, the number of shares to be exercised, the person in whose name the stock certificate or certificates for such shares of common stock is to be registered, his address and social security number (or if more than one, the names, addresses and social security numbers of such persons);

(b)

contain such representations and agreements as to the holder’s investment intent with respect to such shares of common stock as set forth in Section 12 hereof;

(c)

be signed by the person or persons entitled to exercise the Options and, if the Options are being exercised by any person or persons other than the optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Options.

(d)

be accompanied by full payment of the purchase or exercise price therefor in United States dollars by check.

The certificate or certificates for shares of common stock as to which the Options shall be exercised shall be registered in the name of the person or persons exercising the Options.

8.

Sale of Shares Acquired Upon Exercise of Options.  Any shares of the Company’s common stock acquired pursuant to Options granted hereunder can be publicly sold by the Employee in compliance with the Securities Act of 1933, subject to effectiveness of a Form S-8 which registration statement the Company is in the process of filing.

9.

Anti-Dilution Provisions.  The Options granted hereunder shall have the anti-dilution rights set forth in the Plan.

10.

Necessity to Become Holder of Record.  Neither Employee nor his/her estate or a transferee pursuant to a QDRO, as provided in Section 5(c), shall have any rights as a stockholder with respect to any shares covered by the Options until such person shall have become the holder of record of such shares.  No adjustment shall be made for cash dividends or cash distributions, ordinary or extraordinary, in respect of such shares for which the record date is prior to the date on which he/she shall become the holder of record thereof.

11.

Reservation of Right to Terminate Relationship.  Nothing contained in this Agreement shall restrict the right of the Company to terminate the relationship of the Employee at any time, with or without cause.  The termination of the relationship of the Employee by the Company, regardless of the reason therefor, shall have the results provided for in Sections 5 and 6 of this Agreement.

12.

Conditions to Exercise of Options.  In order to enable the Company to comply with the Securities Act of 1933 (the “Securities Act”) and relevant state law, the Company may require the Employee, his estate, or any Transferee, as a condition of the exercising of the Options granted hereunder, to give written assurance satisfactory to the Company that the shares subject to the Options are being acquired for his own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares either shall be made pursuant to a registration statement under the Securities Act and applicable state law which has become effective and is current with regard to the shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and applicable state law.

The Options are subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares of common stock subject to the Options upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with the issue or purchase of shares under the Options, the Options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected.

13.

Duties of Company.  The Company shall at all times during the term of Options:

(a)

Reserve and keep available for issue such number of shares of its authorized and unissued common stock as will be sufficient to satisfy the requirements of this Agreement;

(b)

Pay all original issue taxes with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith;

(c)

Use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

14.

Parties Bound by Plan.  The Plan and each determination, interpretation or other action made or taken pursuant to the provisions of the Plan shall be final and shall be binding and conclusive for all purposes on the Company and the Employee and his/her respective successors in interest.

15.

Severability.  In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

16.

Arbitration.  Any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in New York County, New York (unless the parties agree in writing to a different location), before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

17.

Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

18.

Notices and Addresses.  All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, or by facsimile delivery as follows:

The Employee:

Contact Information set forth under

Employee’s Signature Hereto

The Company:

SFBC International, Inc.

11190 Biscayne Boulevard

Miami, Florida   33181

Facsimile (305) 895-8616

with a copy to:

Michael D. Harris, Esq.

Michael Harris, P.A.

1555 Palm Beach Lakes Blvd., Suite 310

West Palm Beach, FL  33401

Facsimile:  (561) 478-1817

or to such other address as either of them, by notice to the other may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

19.

Attorney’s Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney’s fee, costs and expenses.

20.

Governing Law.  This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations.

21.

Oral Evidence.  This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

22.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

23.

Additional Documents.  The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

24.

Section or Paragraph Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

IN WITNESS WHEREOF the parties hereto have set their hand and seals the day and year first above written.

WITNESSES:

SFBC INTERNATIONAL, INC.

_______________________________

By:_________________________________

Arnold Hantman,

Chief Executive Officer

EMPLOYEE

______________________________

________________________________

Jeffrey P. McMullen

c/o PharmaNet, Inc.

504 Carnegie Center

Princeton, NJ  08540-6242

Facsimile (609) 951-682